UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

SCHEDULE 14A

(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

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EASTGROUP PROPERTIES, INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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*** Exercise Your Right to Vote ***

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on May 30, 2012.

EASTGROUP PROPERTIES, INC. EASTGROUP EASTGROUP PROPERTIES, INC. 190 E. CAPITOL STREET SUITE 400 JACKSON, MS 39201 Meeting Information

Meeting Type: Annual Meeting For holders as of: April 4, 2012 Date: May 30, 2012 Time: 9:00 AM CDT

Location: Corporate Offices 190 East Capitol Suite 400 Jackson, Mississippi You are receiving this communication because you hold shares in EastGroup Properties, Inc. This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting. M45654-P25404

See the reverse side of this notice to obtain proxy materials and voting in See proxy the materials reverse and side voting of this instructions notice to obtain . e the reverse side of this notice to obtain proxy materials and voting instructions.

Before You Vote

How to Access the Proxy Materials

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NOTICE AND PROXY STATEMENT FORM 10-K How to View Online:

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Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX available and follow the instructions. Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy ca

M45655-P25404

Voting Items The Board of Directors recommends you vote FOR all the nominees listed in proposal 1:

1. Election of Directors Nominees: 01) D. Pike Aloian 02) H.C. Bailey, Jr. 03) Hayden C. Eaves, III 04) Fredric H. Gould 05) David H. Hoster II 06) Mary E. McCormick 07) David M. Osnos 08) Leland R. Speed

The Board of Directors recommends you vote FOR proposals 2 and 3: 2. Advisory vote to ratify the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the 2012 fiscal year. 3. Advisory vote on executive compensation.

NOTE: In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment or postponement thereof. M45656-P25404

M45657-P25404